UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2020

IDEAYA Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38915	47-4268251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7000 Shoreline Court, Suite 350

South San Francisco, California 94080
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 443-6209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IDYA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On September 24, 2020, IDEAYA Biosciences, Inc. (the “Company”) announced that, effective as of September 23, 2020, it had entered into an amendment (the “Amendment”) of the Clinical Trial Collaboration and Supply Agreement (the “Agreement”), dated March 11, 2020, with Pfizer Inc. (“Pfizer”).  Pursuant to the Amendment, the Company and Pfizer will collaborate on a portion of the Company’s Phase 1/2 study in Metastatic Uveal Melanoma (MUM) and other solid tumors harboring activating GNAQ or GNA11 hotspot mutations, in each case pertaining to the clinical evaluation of the Company’s IDE196 compound in combination with Pfizer’s cMET inhibitor, crizotinib (the “IDE196/Crizotinib Combination Study”).  The IDE196/Crizotinib Combination Study is in addition to the clinical evaluation of the Company’s IDE196 compound in combination with Pfizer’s MEK inhibitor, binimetinib (the “IDE196/Binimetinib Combination Study”) already initiated under the Agreement.  Pursuant to the Amendment, the Company is the sponsor of the IDE196/Crizotinib Combination Study and the Company will provide the Company’s IDE196 compound and will pay for the costs of the IDE196/Crizotinib Combination Study. Pfizer will provide crizotinib for the IDE196/Crizotinib Combination Study at no cost to the Company. The Company and Pfizer will jointly own clinical data and all inventions relating to the combined use of IDE196 and crizotinib from the IDE196/Crizotinib Combination Study.  The Company and Pfizer have formed a joint development committee responsible for coordinating all regulatory and other activities under the Agreement, including for both the IDE196/Crizotinib Combination Study and the IDE196/Binimetinib Combination Study. If the clinical data from the IDE196/Crizotinib Combination Study and/or the IDE196/Binimetinib Combination Study is positive, the Company and Pfizer will enter into good faith negotiations to determine a regulatory submission strategy for the compounds.

The foregoing is only a summary description of the terms of the Amendment, does not purpose to be complete and is qualified in its entirety by reference to the Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2020.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 24, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEAYA BIOSCIENCES, INC.
Date: September 24, 2020	By: /s/ Yujiro Hata Yujiro Hata President and Chief Executive Officer